Amalgamated Financial Corp. Announces New $40 Million Share Repurchase Program NEW YORK, March 10, 2025 – (Globe Newswire) -- Amalgamated Financial Corp. (“Amalgamated”, the “Company”, or the “Bank”) (Nasdaq: AMAL) today announced that its Board of Directors has approved a new authorization for the repurchase of up to $40 million of the Company’s Class A common stock. The new authorization replaces the previous share repurchase authorization, which had approximately $18.7 million remaining as of December 31, 2024. Priscilla Sims Brown, President and Chief Executive Officer, commented, “We have begun the year with momentum across the Bank as our political deposit balances begin to rebuild following the recent election cycle conclusion and our new business production pipeline continues to grow. With this noted, we believe our current share price does not reflect this momentum nor the opportunity that we see ahead to further grow the Bank. As a result, this new repurchase authorization is particularly timely.” The new repurchase authorization does not have an expiration date and may, without prior notice, be extended, modified, amended, suspended or discontinued at any time at the Company’s discretion and does not commit the Company to repurchase shares of its common stock. The actual timing, number and value of the shares to be purchased under the program will be determined by the Company’s management at its discretion and will depend on a number of factors, including the performance of the Company’s stock price, the Company’s ongoing capital planning considerations, general market and other conditions and applicable legal requirements. About Amalgamated Financial Corp. Amalgamated Financial Corp. is a Delaware public benefit corporation and a bank holding company engaged in commercial banking and financial services through its wholly-owned subsidiary, Amalgamated Bank. Amalgamated Bank is a New York-based full-service commercial bank and a chartered trust company with a combined network of five branches across New York City, Washington D.C., and San Francisco, and a commercial office in Boston. Amalgamated Bank was formed in 1923 as Amalgamated Bank of New York by the Amalgamated Clothing Workers of America, one of the country's oldest labor unions. Amalgamated Bank provides commercial banking and trust services nationally and offers a full range of products and services to both commercial and retail customers. Amalgamated Bank is a proud member of the Global Alliance for Banking on Values and is a certified B Corporation®. As of December 31, 2024, our total assets were $8.3 billion, total net loans were $4.6 billion, and total deposits were $7.2 billion. Additionally, as of December 31, 2024, our trust business held $35.0 billion in assets under custody and $14.6 billion in assets under management. Forward-Looking Statements Statements included in this press release that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not statements of historical or current fact nor are they assurances of future performance and generally can be identified by the use of forward-looking terminology, such as “may,” “approximately,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “possible,” and “intend,” or the negative thereof as well as other similar words and expressions of the future. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict as to timing, extent, likelihood and degree of occurrence, which could cause our actual results to differ materially from those anticipated in or by such statements. Potential risks and uncertainties include, but are not limited to, the following: 1. uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in our deposits, including an increase in uninsured deposits; 5. our ability to maintain sufficient liquidity to meet our deposit and debt obligations as they come due, which may require that we sell investment securities at a loss, negatively impacting our net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in our market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased minimum capital requirements and other regulation in the aftermath of recent bank failures; 11. the outcome of any legal proceedings that may be instituted against us; 12. our inability to achieve organic loan and deposit growth and the composition of that growth; 13. the composition of our loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which we operate; 14. inaccuracy of the assumptions and estimates we make and policies that we implement in establishing our allowance for credit losses; 15. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 16. any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; 17. limitations on our ability to declare and pay dividends; 18. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on our results, including as a result of compression to net interest margin; 19. increased competition for experienced members of the workforce including executives in the banking industry; 20. a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 21. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 22. downgrade in our credit rating; 23. “greenwashing claims” against us and our Environmental, Social and Governance (“ESG”) products and increased scrutiny and political opposition to ESG and Diversity, Equity and Inclusion (“DEI”) practices; 24. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters)affecting the markets in which we operate; 25.

physical and transitional risks related to climate change as they impact our business and the businesses that we finance; 26. future repurchase of our shares through our common stock repurchase program; and 27. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Contact: Jamie Lillis Solebury Strategic Communications shareholderrelations@amalgamatedbank.com 800-895-4172 Source: Amalgamated Financial Corp.